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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT




PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported):  OCTOBER 26, 1999
                                                 --------------------

                              QUIDEL CORPORATION
           (Exact Name of Registrant as Specified in its Charter)


                        Commission file number 0-10961
                                               -------

           DELAWARE                                94-2573850
(State or other jurisdiction of                (I.R.S. Employer
 incorporation or organization)              Identification Number)




                 10165 MCKELLAR COURT, SAN DIEGO, CA  92121
                  (Address of Principal Executive Offices)



                          TELEPHONE (858) 552-1100
            (Registrant's Telephone Number, Including Area Code)


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                            QUIDEL CORPORATION

                                 FORM 8-K

                              CURRENT REPORT


                            TABLE OF CONTENTS

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
Item 8. Change in Fiscal Year                       3

Signature                                           4



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ITEM 8.  CHANGE IN FISCAL YEAR
------------------------------

Quidel Corporation is filing this report on Form 8-K to report a change in fiscal year from a March 31 fiscal year to a December 31 fiscal year. The Company will report the transition period on a Form 10-K for the nine months ended December 31, 1999. In addition, the Company will also report on a Form 10-K the financial statements for the twelve months ended December 31, 1999.



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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       QUIDEL CORPORATION



Date:  November 10, 1999               /s/ Charles J. Cashion
       -----------------               ----------------------
                                       Charles J. Cashion
                                       Senior Vice President,
                                       Corporate Operations,
                                       Chief Financial Officer and
                                       Secretary